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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 16, 1998
                          -----------------------------


                      TECHNICAL COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-8588                                     04-2295040
      ------------------------              ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


      100 Domino Drive, Concord, Massachusetts             01742
      -------------------------------------------------------------
      (Address of Principal Executive Offices)           (Zip Code)

                                 (978) 287-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 16, 1998

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Item                                                                  Page
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
Item 5.  Other Events                                                  1

Signature                                                              2

Exhibit                                                                E-1

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Item 5.  Other Events

         Technical Communications Corporation (the "Company") today announced that its upcoming Annual Meeting of Stockholders, originally established on July 17, 1998, will instead convene on July 28, 1998.

         This change from the Company's previously announced meeting date of August 14, 1998, is a result of an agreement between the Company and the plaintiffs (Messrs. Philip A. Phalon and M. Mamud Awan) in a lawsuit against the Company and its directors (other than Mr. Phalon) pending in Middlesex Superior Court. Under this agreement, the Annual Meeting will convene on July 28, 1998, immediately adjourn and reconvene on August 14, 1998, at which time stockholders will be welcomed and the actual business of the meeting will be conducted. This will preserve the initial record date of May 29, 1998, thereby entitling stockholders of record as of May 29, 1998 to notice of and to attend the Annual Meeting.

         Technical Communications Corporation's products and systems secure mission-critical networks for governments, corporations and financial institutions around the world. With over 35 years of experience, TCC is the trusted supplier for organizations that place a high value on their data and its successful transmission.

         Matters discussed in this Form 8-K, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The Company's operating results may differ significantly from the results indicated by such forward-looking statements. The Company's operating results may be affected by many factors, including but not limited to, the fulfillment of customer orders, the Company's ability to retain and motivate key technical, sales, marketing and manufacturing personnel and the possibility of political instability in the Company's foreign markets. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended September 27, 1997.



                                      -1-
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Technical Communications Corporation



Dated:  July 16, 1998                 By:/s/Carl H. Guild, Jr.
                                         ---------------------
                                         Carl H. Guild, Jr.
                                         Chairman



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          Exhibit
            No.                               Title
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
            99                                Press Release


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